UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

8929 Aero Drive, Suite E
San Diego, CA 92123
 (Address of principal executive offices) (zip code)

(866)622-4261
 (Registrant’s telephone number, including area code)

4600 Lamont Street #4-327
San Diego, CA 92109-3535
(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 20, 2010, Standard and Poor’s Corporation Records published pro forma financial information for CommerceTel Corporation (the “Company”).  The pro forma financial statements reflect the effect of the November 2, 2010 acquisition of CommerceTel Corp. by the Company.  The transaction was accounted for as a recapitalization with CommerceTel Corp. considered the accounting acquirer.

A copy of the pro forma financial statements is attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Attached.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

January 6, 2011	By:	/s/ Dennis Becker
Chief Executive Officer

Pro Forma Combined Financial Statement

On November 2, 2010, the Company completed the transactions contemplated under the Exchange Agreement.  The Share Exchange resulted in a change in control of the Company with the Shareholders owning in the aggregate 10,000,000 shares of common stock of the Company out of a total of 17,700,000 issued and outstanding shares after giving effect to the Share Exchange.  In connection with the Share Exchange, subject to the Company’s compliance with the provisions of Rule 14f under the Securities Exchange Act of 1934, as amended, Shane Ellis, the sole director and officer of the Company prior to the Share Exchange, resigned his position as an officer immediately, and as a director effective on the date (the “Compliance Date”) the Company complies with the filing and mailing requirements under Section 14(f) of the Securities Exchange Act of 1934, as amended.  Shareholder’s nominees were elected directors of the Company, effective as of the Compliance Date, and appointed as its executive officers, effective immediately.

The following presents our unaudited pro forma financial information as of September 30, 2010 and for the year ended September 30, 2010. The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

For accounting purposes, the Share Exchange was treated as a recapitalization of CommerceTel.  CommerceTel is the accounting acquirer and the results of its operations will be the results of the Company’s operations going forward.

CommerceTel Corporation (Formerly Ares Corporation)
Unaudited Pro Forma Consolidated Balance Sheet

	CommerceTel, Inc 12/31/2009	Ares Corporation 09/30/2010	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:

Current Assets:
Cash	$11,003	$7,786	d	1,000,000	$1,018,789
Accounts receivable	49,241	-		-	$49,241
Other	6,664	10,054	b	(10,000)	6,718
Total current assets	$66,908	$17,840		$990,000	$1,074,748
Equipment, net	7,957	-		-	7,957
Other Assets	46,317	-		-	46,317
	$121,182	$17,840		$990,000	$1,129,022

Liabilities and Stockholders Defficit
Current Liabilities:
Accounts payable and accrued expenses	$989,370	$650	c	(777,590)	$212,430
Other current liabilities	3,262	-		-	3,262
Accrued and deferred personnel compensation	196,819	-		-	196,819
Notes payable and accrued interest	712,189	-	b,c,d	404,408	1,116,597
Deferred revenues and customer deposits	127,704	-			127,704
Total current liabilites	2,029,344	650		(373,182)	1,656,812

Equity
Preferred stock	-	-		-	-
Common stock	10,000	12,000	a	(4,300)	17,700

Additional paid-in capital	5,026,508	63,000	a,c	1,367,482	6,456,990
Accumulated earning/deficit	(6,944,670)	(57,810)		-	(7,002,480)
Total stockholders' equity	(1,908,162)	17,190		1,363,182	(527,790)

Total Liabilities and Stockholders' Equity	$121,182	$17,840		$990,000	1,129,022

See Notes to Unauidted Pro Forma Consolidated Financial Statements

CommerceTel Corporation (Formerly Ares Corporation)
Unaudited Pro Forma Consolidated Statements of Operations

	CommerceTel Inc Dec 31, 2009	Ares Corporation Sept 30, 2010	Notes	Pro Forma Adjustments	Pro Forma Combined

Revenues	$940,094	$-		$-	$940,094
Cost of Revenues	547,496	-		-	547,496
Income (Loss) from operations	392,598	0		0	392,598
Operting expenses
General and admnistrative expenses	62,951	3,877		-	66,828
Equipment and facility related	145,730	-			145,730
Insurance, legal, and accounting	153,762				153,762
Depreciation	22,156				22,156
Other expenses	115,568	8,000		-	123,568
Professional/Consulting fees	1,207,661	14,691		-	1,222,352
Total operating expenses	1,707,828	26,569		0	1,734,397
Operating loss	(1,315,230)	(26,569)		0	(1,341,799)
Other expenses
Interest expense	(87,397)	-		-	(87,397)
Loss on issuance of common stock below market price	-	-		-	-
Loss on conversion of debt to common stock	-	-		-	-
Equity in losses on investment	-	-		-	-
Total other expenses	(87,397)	0		0	(87,397)
Loss before provision for income taxes	(1,402,627)	(26,569)		0	(1,429,196)
Provision for income taxes	-	-		-	-
Net loss	$(1,402,627)	$(26,569)		$-	$(1,429,196)
Net loss per common share - basic and diluted	$(0.14)	$(0.00)		$-	$(0.08)
Weighted average number of shares outstanding - basic and diluted	10,000,000	12,000,000	a	0	17,700,000

See Notes to Unauidted Pro Forma Consolidated Financial Statements

Pro Forma Adjustments

Pursuant to the Exchange Agreement, the Shareholder transferred to the Company all of the issued and outstanding shares of common stock of CommerceTel.  In consideration for the transfer of the shares of CommerceTel, the Company issued an aggregate of 10,000,000 shares of common stock of the Company to the Shareholders.  As a result of the Exchange Agreement, (i) CommerceTel became a wholly-owned subsidiary of the Company and (ii) the Company succeeded to the business of CommerceTel as its sole business.

For accounting purposes, the Share Exchange was treated as a recapitalization of CommerceTel.  CommerceTel is the accounting acquirer and the results of its operations will be the results of the Company’s operations going forward.

(a)           This adjustment reflects  the share exchange  between our company and CommerceTel, Inc.  The resulting total 17,700,000 shares  of common stock with par value of $.001 as of November 2, 2010. We issued in aggregate of 10,000,000 shares of our common stock following the exchange transaction, pursuant to the terms and conditions set forth in the agreement. Additionally, 4,300,000 shares in the Company were cancelled upon completion of the reverse merger.

(b)           This adjustment reflects a cancellation of a $10,000 Note Payable due from CommerecTel, Inc to Ares Corporation as an advance to fund transaction costs anticipated to be associated with the business combination disclosed in Form 8K dated November  8, 2010.

(c)           This adjustment reflects conversion of debt to equity ahead of the business combination disclosed in Form 8K dated November 8, 2010, reducing accrued liabilities and short term notes payable.

(d)           This adjustment reflects the bridge financing disclosed in Form 8K dated November 8, 2010.  On November 2,  2010, the Company issued to a number of accredited investors a series of its 10% Senior Secured Convertible Bridge Note (the “Notes”) in the aggregate principal amount of $1,00,000 (the “Financing”).  The Notes accrue interest at the rate of 10% per annum.  The entire principal amount evidenced by the Notes (the “Principal Amount”) plus all accrued and unpaid interest is due on the earlier of (i) the date the Company completes a financing transaction for the offer and sale of shares of common stock (including securities convertible into or exercisable for its common stock), in an aggregate amount of no less than 125% of the principal amounts evidenced by the Notes (a “Qualifying Financing”), and (ii) November 3, 2011.